FORUM FUNDS

BECK, MACK & OLIVER GLOBAL EQUITY FUND
BECK, MACK & OLIVER PARTNERS FUND
(each a “Fund” and together the “Funds”)

Supplement dated February 17, 2012 to the Statement of Additional Information dated August 1, 2011

The following sub-sections are added to “INVESTMENT POLICIES AND RISKS – B. Equity Securities” at page 5 of the SAI:

5.      Investments in LLCs and LPs

General. Each Fund may invest up to 5% of its assets in one or more limited liability companies (“LLCs”) and limited partnerships (“LPs”). Certain LLCs and LPs in which the Funds invest may be operating companies or private funds. Private funds are investment vehicles that are not registered under the 1940 Act. Certain shares of the operating companies and private funds that are organized as LLCs and LPs may not be registered under the 1933 Act.

Risks. Significant investments by a Fund in LLCs and LPs (including real estate companies) could jeopardize that Fund’s qualification as a regulated investment company for federal tax purposes. For a discussion of the tax risks related to investments in LLCs and LPs, see “TAXATION – C. Certain Tax Rules Applicable to Fund Transactions” The Funds will monitor such investments to assure compliance with the tax requirements to qualify as regulated investment companies.

6.      Other Pooled Investment Vehicles

General. Each Fund may invest in “Pooled Investment Vehicles,” including LPs and LLCs. The shares of such vehicles are not expected to be registered under the 1933 Act but rather offered for sale pursuant to an exemption from registration under such Act.  One example of a Pooled Investment Vehicle is a private equity fund. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

Risks. Investments in Pooled Investment Vehicles may be deemed illiquid. (See “Illiquid and Restricted Securities” for the risks of investing in illiquid securities below). In addition, a Fund will bear its ratable share of such vehicles’ expenses, including its management expenses. The fees the Fund pays to invest in a Pooled Investment Vehicle may be higher than the fees it would pay if the manager of the Pooled Investment Vehicle managed the Fund’s assets directly and may include performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark.  Performance fees may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Interests in Pooled Investment Vehicles will generally be subject to fair valuation. In determining fair value for investments in Pooled Investment Vehicles, a Fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of the Pooled Investment Vehicle, computed in compliance with that vehicle’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation.

Pooled Investment Vehicles organized as LLCs and LPs may pose particularized tax risks, and each Fund’s investments in LLCs and LPs, whether Pooled Investment Vehicles or otherwise, will be limited to 5% of the Fund’s total assets.  Risks associated with investments in LLCs and LPs are discussed below in “TAXATION – C. Certain Tax Rules Applicable to Fund Transactions.”

The sub-sections entitled “Meaning of Qualification” and “Failure to Qualify” under “TAXATION – A. Qualification for Treatment as a Regulated Investment Company” at pages 30-31 of the SAI are replaced in their entirety with the following:

Meaning of Qualification. As a regulated investment company, a Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, interest, dividends, the excess of net short-term capital gain over net long term capital loss, net gains and losses from certain foreign currency transactions and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company for a taxable year, a Fund must satisfy the following requirements, among others:

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Each Fund must distribute at least 90% of its investment company taxable income for the taxable year. (Certain distributions made by a Fund after the close of its taxable year are considered distributions attributable to the previous taxable year for purposes of satisfying this requirement.)

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Each Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” other than a partnership at least 90% of the gross income of which satisfies the Gross Income Requirement.

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Each Fund must satisfy the following asset diversification test at the close of each quarter of its taxable year: (1) at least 50% of the value of the Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund does not have more than 5% of the value of its total assets in securities of the issuer and as to which that Fund does not hold more than 10% of the outstanding voting securities of an issuer, equity securities of QPTPs being considered voting securities for these purposes); and (2) no more than 25% of the value of the Fund’s total assets may be invested in (i) the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (ii) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).

Failure to Qualify. If for any taxable year a Fund does not qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as “qualified dividend income,” as defined in the Prospectus) to the extent of the Fund’s current and accumulated earnings and profits. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

Failure to qualify for treatment as a regulated investment company would thus have a negative impact on a Fund’s after-tax performance. It is possible that the Fund will not qualify as a regulated investment company in any given taxable year.

If a Fund fails to satisfy either of the Diversification Requirements at the close of any quarter by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a regulated investment company if the discrepancy is eliminated within 30 days after the quarter’s close.  If a Fund fails to satisfy either of the Diversification Requirements (other than a “de minimis” failure, as defined in the Code) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner to be prescribed by the IRS; in that case, the Fund will also be liable for a tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of tax applicable to corporations (currently 35%).

If a Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that taxable year if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a tax in an amount equal to the excess of its gross income that is not qualifying income for purposes of that requirement over 1/9 of its gross income that is such qualifying income.

The following language is added to the end of “TAXATION – C. Certain Tax Rules Applicable to the Fund Transactions” at page 33 of the SAI:

The Funds may invest in one or more LLCs and LPs that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which a Fund may invest may include (1) a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)”) (a “PTP”), which may be a QPTP, or (2) a non-PTP at least 90% of the income of which satisfies the Gross Income Requirement.

If an LLC or LP in which a Fund invests is a QPTP, all its net income (regardless of source) will be qualifying income to the Fund under the Gross Income Requirement. A Fund’s investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets in order to satisfy the Diversification Requirements. In addition, a Fund’s holding of more than 10% of a QPTP’s equity securities will not count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to a Fund would likely be treated as “qualified dividend income” and disposition of a Fund’s interest therein would be gain from the disposition of a security, or (2) if such an LLC or LP is not treated as a corporation, the investing Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the entity’s income as qualifying income under the Gross Income Requirement only to the extent that income would be qualifying income if realized directly by such Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which a Fund invests may generate income and gains that is not qualifying income under the Gross Income Requirement. Each Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a regulated investment company.

For more information, please contact a customer service representative at (800) 943-6786 (toll free).

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